                                                                 Exhibit 10.04

                                    Memphis
                                 LEASE AGREEMENT

Parties THIS AGREEMENT made and entered into on this the 13 day of Aug, 1996 by and between the [ILLEGIBLE], hereinafter called "Landlord", and DISPLAY ARTS, INC. hereinafter called "Tenant";

Premises WITNESSETH: The Landlord leases to Tenant as its demised premises office space containing an approximate 3,500 usable square feet as outlined on the Floor Plan attached hereto (Exhibit "A") (hereinafter called "Premises") on the Ground Floor of the William Len Apartments (hereinafter called "Building"), located at 30 South Main, Memphis, Shelby county, Tennessee for the
1. Term     term of Five (5) years, and six (6) months, with an option for two
            (2) additional Five (5) year terms at a rental rate not to be increased by more than 5% of the Base Rental Rate from the previous Lease Term. The Term shall commence on the earlier of (a) October 1, 1996, or (b) the date on which Tenant takes possession of the Premises, and ending Five (5) Years and Six (6) Months hence, unless sooner terminated as provided herein. In the event Landlord is unable to deliver the Premises to Tenant on or prior to the Commencement Date, Tenant's sole right and remedy shall be to delay the commencement of the terms by the number of days that delivery of possession is delayed. Tenant acknowledges that Landlord shall use diligent efforts to deliver the Premises as provided herein however delays in construction may affect Landlord's ability to deliver the Premises to Tenant.
2. Use The demised premises are to be continuously used and occupied during the full terms of this Lease and for no other purposes than general office and/or retail. In the event the demised premises are delivered on a day other than the first day of the terms the five
            (5) year, six (6) month lease term shall commence as of the first day of the month following delivery and Landlord and Tenant shall complete and initial the following sentence. The terms commenced ____________________ and shall end _______________.

3. Base Rental

      In consideration for this Lease, Tenant promises to pay to Landlord (for Landlord's benefit) in lawful money of the United States, an annual rental of Thirty One Thousand Five Hundred Dollars ($31,500.00), payable in equal Installments of Two Thousand Six Hundred Twenty Five Dollars ($2,625.00), said monthly installments of rental to be paid in advance without demand, by the tenth (10th) day of each and every calendar month during the terms hereof, provided, however, notwithstanding the above provisions, the monthly installments of Base Rental for the first six (6) months of the Term (the "Abatement Period") shall be deferred until the expiration of the base terms of the Lease at which time, if Lessee is not in default, said Base Rental for the Abatement Period shall be abated. In the event Lessee defaults in performance of the covenants, conditions and requirements hereunder, then such deferred rental shall immediately become due and payable and shall be included in the computation hereunder. Further, Tenant agrees to prepay a sum total of rent to Landlord in the amount of Fifteen Thousand Seven Hundred Fifty Dollars ($15,750.00) which is to be applied toward the first six (6) months of Base Rental due subsequent to the Abatement Period referenced above.

4. Services to be Furnished by Landlord

      It is agreed and understood that Tenant shall be responsible for the payment of all utility costs for the Premises.

5. Peaceful Enjoyment

      Tenant shall and may peacefully, have hold and enjoy the demised Premises subject to the other terms hereof and provided Tenant pay the rentals herein recited and perform all of its covenants and agreements herein contained.

6. Repairs and Re-entry

      Tenant at Tenant's own cost and expense, repair or replace any damage or injury done to the Building or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors. If Tenant fails to make such repairs or replacements promptly, or within fifteen (15) days of occurrence, Landlord may at its option, make such repairs or replacements, and Tenant shall repay the cost thereof to Landlord on demand. Tenant will not commit or allow any waste or damage to be committed on any portion of the demised premises, and shall, at the termination of this Lease, by lapse of time or otherwise, deliver up said premises to Landlord broom clean and in as good condition as at date of possession of Tenant, ordinary wear and tear and damage by fire and windstorm excepted and upon such termination of Lease, Landlord shall have the right to re-enter and resume possession of the demised premises.

7. Assignment or Subletting, Alterations, Additions, Improvements

      Tenant will not assign this Lease or allow the same to be assigned by operation of law or otherwise, or sublet the demised premises, or any part thereof, or use or permit the same to used for any other purpose that state in the use clause hereof, or make or allow to be made any alterations or physical additions in or to the demised premises without prior written consent of Landlord. Any and all such alterations, physical additions, or improvements, when made to the demised premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination in any manner of this Lease; but this clause shall not apply to movable fixtures or furniture of Tenant. In the event Tenant elects to remove any fixture, improvement, or alteration in the Premises, Tenant may do so with any necessary repairs made to the affected areas paid for by the Tenant, and subject to Landlord's prior written approval. Such approval shall not be unreasonably withheld by Landlord.

8. Lawful Use

      Tenant will not occupy or use, or permit any portion of the demised premises to be occupied or used for any business or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous, or permit anything to be done that will in any way increase the rate of insurance of the building and/or its contents, and in the events that by reason of actions of Tenant, there shall be an increase in rate of the insurance on the Building or its contents created by Tenant's acts or conduct business, then Tenant hereby agrees to pay such increase and to remedy such condition upon five
(5) days written demand by Landlord.

9. Indemnity Liability

      The Tenant shall save the Landlord free and harmless from any and all claims, actions, damages, expenses, and liability whatsoever for injury (including death) to any person, or persons, firm or corporation, including the Landlord, or for the resultant effects of any injury (including death) to any person or persons, firm or corporation, including the Landlord and for damage to the property of any person or persons, firm or corporation, including the Landlord, Arising directly or indirectly from the use or occupancy of said demised premises or any part thereof by the Tenant, its agents, sublessees, assignees, contractors, employees, invitees and any others on said demised premises by reason of Tenant. Tenant agrees that no representations except such as are contained hereon have been made to the Tenant respecting the condition of said premises.

10. Taxes and Maintenance

      A. Landlord shall pay all real estate taxes and assessments levied against the land and Building incurred during the year in which this Lease shall commence. Thereafter, during all remaining years of its tenancy, Tenant will pay to Landlord as additional rent a proportionate share of any increase in such taxes, determined by multiplying any such tax increase by the ratio which the area of space leased to the Tenant bears to the total net rentable area of the usable portions of the building which was included its said base tax year's tax assessment. Tenant shall pay its proportion of such tax increases within thirty
(30) days after the notice of same is furnished to it by Landlord, accompanied by evidence of payment thereof. Tenant and Landlord shall cooperate with each other in the minimizing of taxes for the overall project.

      B. If Landlord's building operating costs such as for repairs, maintenance, management, waste removal, fire, extended coverage and other insurance, janitorial or utility service, etc. in any calendar year shall exceed Landlord's building operating costs for the calendar year in which the commencement date hereof occurs, Tenant shall pay as additional rent for said calendar year, upon demand, an amount equal to such proportions of the excess of building operating costs for such year over those incurred by Landlord during the calendar year 1996 as area of the Premises bears to the total net rental area of the Building.

11. Rules of Building

      Tenant and Tenant's agents, employees, invitees, and visitors shall comply fully with all requirements of the rules of the building which may be made by Landlord. A copy of such rules shall be furnished to Tenant and such rules may be changed or amended by Landlord at any time, if said rules are to the mutual benefit and safety of both Tenant and Landlord. Such rules may be changed or amended by Landlord from time to time. If said rules shall be printed on a separate schedule, such schedule shall be attached to this Lease and made a part hereto in the form of an Amendment to this Lease.

12. Entry for Repairs

      Tenant will permit Landlord or its officers, agents or representatives the right to enter into and upon any and all parts of the demised premises at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary.

13. Signs

      Tenant shall not paint, display, inscribe, maintain, or affix any sign, picture, advertisement, notice, lettering or directions on any part of the outside, except on hallway doors of the premises, and then only such name or names or matter and in such colors, size, style, character, and materials as may be first approved by Landlord in writing, with such approval not to be unreasonably withheld or denied by Landlord.

14. Defacing Premises and Overloading

      Draperies, blinds, shades, awnings, or other forms of inside or outside window coverings, or window ventilators or similar devices, shall not be placed in or about the outside windows in the premises except to the extent, if any, that the character, shape, color, material, lining and make thereof is approved by the Landlord, and Tenant shall not do any painting or decorating in the premises or make paint cut or drill into or in any way deface any part of the premises or building without the prior consent of Landlord. Such consent shall not be unreasonably withheld by Landlord.

15. Subordination Estoppel Certificate

      This Lease is and shall be at the option of the holder of indebtedness secured by a first mortgage and on the land and building of which the demised premises fonts a part, be subject and subordinate to any such first mortgage only and to all renewals, modifications, consolidations, replacements and extensions of said first mortgage and although this subordination provision shall be deemed for all purposes to be automatic and effective at the option of the holder of said first mortgage, without any further instrument on the part of the Tenant, Tenant shall execute any instrument requested by the Landlord to confirm such subordination or to effect the superiority of such first mortgage to this Lease should such first mortgage so require. Landlord and Tenant covenant not to subordinate this Lease to any mortgage subordinate to such first mortgage. Tenant shall at any time and from time to time upon not less than ten days prior written notice for Landlord execute, acknowledge and deliver to Landlord statement in writing as to the status of this Lease in form and substance satisfactory to the first mortgage. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease in its full force and effect, without modification except as may be represented by Landlord (ii) that there are not uncured defaults in Landlord's performance and that Tenant has no right to offset, counterclaims or deduction against rent, and (iii) that no more than one month's rent has been paid in advance, nothing contained in this Agreement shall be construed as placing any limitation upon Landlord's right to sell, mortgage, assign or in any manner convey an interest, in part for for in whole of either the Land or the Building, or both.

16. Condemnation

      If the demised premises be taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease and the estate thereby granted shall terminate as of this date of such taking, if any part of the building other than the demised premises be so taken, the Landlord shall have the right to terminate this Lease at the date of such taking or within six months thereafter by giving the Tenant thirty (30) days prior notice of the date of such termination. Tenant shall have no claim to or interest in any award resulting from any such condemnation proceedings.

17. Loss or Damage

      In the event the Premises shall be substantially damaged or destroyed either (i) by an insured casualty within Landlord's standard fire and extended coverage co-insurance policies to such extent that Landlord cannot make necessary repairs or rebuild within ninety (90) days from the date of such damage or destruction; or (ii) by any uninsured casualty, then this Lease Agreement may be terminated in which event Tenant shall be allowed in abatement of rent from the date of such damage or destruction. In the event of damage by fire or other causes resulting from fault or negligence of Tenant or Tenant's agents, employees, invitees, or visitors, there shall be no rent abatement and the damages shall be repaired by and at the expense of Tenant under the direction and supervision of Landlord.

      If the Premises shall be substantially damaged or destroyed by fire or other causes and Landlord elects to repair the Premises and continue this Lease, then this Lease Agreement shall not terminate, the Premises shall be repaired or rebuilt by Landlord at its own expense, the Base Rental shall abate proportionately until the repairs or rebuilding be completed and possession thereof given to Tenant, and the term of this Lease Agreement shall be extended for a period equal to such period of rent abatement but not otherwise affected. Tenant shall in all events restore or repair its additions and improvements to the Premises and all components of the Premises which are not building standard (which are not insured by Landlord) and which Landlord shall have no obligations to repair or restore. Tenant shall, in case of damage or destruction, give immediate notice in writing to Landlord.

      Should fifty percent (50%) or more of the total Rentable Area of the Building at any time be damaged or destroyed by fire or any other cause, Landlord may elect not to rebuild and may forthwith terminate this Lease Agreement by written notice to Tenant of Landlord's election to so terminate, with such notice being given within thirty (30) days of such damage or destruction. In the event of a casualty loss or damage which arises out of or in connection with the use, misuse, or occupancy of the Premises by Tenant, or results from the acts or omissions of Tenant, its employees or agents, Tenant shall indemnify Landlord for any claims, loss or damage not covered under Landlord's standard insurance coverage, including the deductible portion of such insurance.

18. Holding Over

      In case of holding over by Tenant after expiration or termination of this Lease, Tenant will pay as liquidated damages double rent (twice the amount of base rent stated herein) for the entire holdover period. No holding over by Tenant after the term of this Lease, either with or without consent and acquiescence of Landlord shall operate to extend the Lease for a longer period than one month; and any holding over with the consent of the Landlord in writing shall thereafter constitute this Lease a Lease from month to month.

19. Attorney's Fee

      In the event either party makes default in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and either party places the enforcement of this Lease, or any part thereof, in the hands of an attorney, or files suit upon same, the non-prevailing party agrees to pay the prevailing' party's reasonable attorney's fees and related costs.

20. Amendment of Lease

      This agreement may not be altered, changed or amended, except by an instrument in writing, signed by both parties hereto.

21. Transfer of Landlord's Rights

      Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder and in building and property referred to herein. Such transfers or assignments may be made either to a corporation, partnership, trust company, individual or group of individuals, and howsoever made, are to be in all things respected and recognized by Tenant and upon assumption of Landlord's obligations hereunder.

22. Default by Tenant

      Default on the part of Tenant in paying said rent or any installment thereof, as hereinabove provided or default on Tenant's part in keeping or performing any other term, covenant, or condition of this Lease, shall authorize Landlord, at its option am any time after such default, and after ten (10) days written notice thereof to Tenant, to declare this Lease terminated, and upon the occurrence of any one or more of such defaults Landlord, immediately, or at any time thereafter, may re-enter said premises and remove all persons therefrom with or without legal process, and without prejudice to any or its other legal rights, and all claims for damage by reason of such re-entry are expressly waved, as also are all claims for damages by reason of any distress warrants or proceeding by way of sequestration which Landlord may employ to recover said rents or possessions of said premises; provided that landlord shall not have the right to declare this Lease terminated if, within ten (10) days after notice of any default, Tenant fully cures all defaults. Upon such termination, Tenant shall immediately owe and be indebted to Landlord for the entire unpaid rent for the canceled period of this Lease, Landlord agreeing to attempt the re-renting of the demised premises with reasonable diligence and to credit Tenant's account with any net rental collected.

23. Waiver

      Failure of Landlord to declare any default immediately upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but Landlord shall have the right to declare any such default at any time, and take such action as might be lawful or authorized hereunder, either in law or in equity.

24. Possession

      Tenant agrees that if Landlord is not able to deliver possession of the premises as herein provided Landlord shall not be liable for any damages to Tenant for such failure, but Landlord agrees to use due diligence to obtain possessions for the Tenant at the earliest possible date and an abatement of rent shall be allowed for such time as Tenant may be deprived of possessions of said premises.

25. Bankruptcy

      If voluntary bankruptcy proceedings be instigated by Tenant, or if proceedings be instituted by any one else to adjudge Tenant a bankrupt, or if Tenant makes an assignment for the benefit of its creditors or if execution be issued against him or if the interest of Tenant in this contract pass by operation of law to any person other than Tenant this Lease may at the option of Landlord, be terminated by notice addressed to Tenant and posted in the United States mails or delivered and Tenant shall be liable to Landlord as if this Lease were terminated due to a default as provided herein.

26. Assignment by Landlord

      This Lease shall also insure to the benefit of the successor and assigns of Landlord and with the written consent of Landlord first had and obtained, but not otherwise, to the benefit of the heirs, executors and/or administrators, successors and assigns of Tenant.

27. Work to be Done by Landlord

      In the event Landlord agrees to make improvements or alteration to the Premises, such improvements shall be performed only as shown on working drawings to be approved by Landlord and Tenant, said working drawings to be either prepared or approved by Landlord's architect and attached hereto as Exhibit "C", and at a cost not to exceed Twenty Eight Thousand Dollars ($28,000.00), Tenant agreeing to pay all other costs. In addition, Landlord also agrees to install four (4) exterior window awnings, at Landlord's sole cost and expense, and as described on the attached proposal from Memphis Delta Tent and Awning, dated July 31, 1996.

28. Prior Occupancy

      If Tenant shall occupy the premises prior to the beginning of the terms of this Lease, with Landlord's consent all of the provisions of this Lease shall be in full force and effect commencing on the date of such occupancy. Such occupancy shall be on the basis of a month to month tenancy until the beginning of the term of this Lease, and rent for such period shall be paid at the monthly rate set forth in Article 3 or at a daily rate of 1/30 of said monthly rate.

29. Continuation of Lease After Termination

      No receipt of money by Landlord from Tenant after the termination of this Lease, or after the service of any notice, or after commencement of any suit, or after final judgment for possession of the premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

30. Waiver or Subrogation

      Each of the parties hereto waives any and all rights of recovery against the other or against the officers, employees, agents, representatives of such other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional parts or under any other policy of insurance carried by such waiving party in lieu thereof, provided said waiver does not adversely affect such insurance.

31. Notices

      All notices required or provided for under this Lease Agreement shall be given in writing by registered or certified return receipt requested U.S. Mail, postage prepaid and addressed as referenced below, or to such other addresses or designee(s) as Landlord or Tenant may direct in writing from time to time. Tenant shall also give such notices as are provided for herein to the Landlord to any mortgage of the demised premises to whom Tenant is so directed by written notice from Landlord.

            TO TENANT:                       TO LANDLORD:
            ----------                       -----------
            Display Arts, Inc.               The Hertz Group
            1425 Elm Hill Pike               617 South Olive Street, Suite 1210
            Nashville, Tennessee 37210       Los Angeles, California 90014

32. Brokers

      Landlord and Tenant warrant and represent that other than Ron Kastner of IRC-Interstate Realty Corporation, no real estate broker has been involved by either in this Lease, and each party agrees to indemnify and hold the other party harmless form and against any and all claims of any real estate broker due to acts of such party or such party's representatives. Landlord agrees to pay Interstate Realty Corporation a commission in accordance with the agreement between Landlord and Interstate Realty Corporation.

33. Security Deposit

      Tenant has deposited with Landlord the sum of Two Thousand Six Hundred Twenty Five Dollars ($2,625.00) as security for the full and faithful performance by Tenant of Tenant's covenants and obligations hereunder. Such security deposit shall not bear interest and shall not be considered an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. In the event Tenant defaults in the performance of any of the covenants and obligations hereunder, including, but not limited to the payment of all Rent to be paid hereunder, Landlord may, from time to time, without prejudice to any other remedy, use such security deposit to the extent necessary to make good on arrearages in Rent or any sum as to which Tenant is in default and any other damage, injury, expense, or liability caused to Landlord by such default, including any damages or defiency in the reletting of the Lease Premises, whether such damages or deficiency may accrue before or after termination of this Lease. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the security deposit shall be returned by Landlord to Tenant within fifteen (15) days after termination of this Lease and delivery of the entire possession of the Leased Premises to Landlord's accordance with this Lease. If Landlord assigns its interest in the Leased Premises during the term hereof, Landlord my assign the security deposit to the assignee, and thereafter Landlord shall have no further liability for the return of such security deposit, and Tenant agrees to look solely to the new Landlord for the return of such security deposit. The provisions of the preceding sentence shall apply to every transfer or assignment made of the security deposit to a new Landlord. Tenant agrees that it will not assign or encumber, the moneys deposited hereunder as security, and that Landlord and its successors and assigns shall not be bound by any such actual or any attempted assignment or encumberance. Regardless of any assignment of this Lease by Tenant, Landlord may return the security deposit to the original Tenant, in the absence of evidence satisfactory to Landlord of an assignment of the right to receive such security deposit or any part of the balance thereof.

34. Miscellaneous

      LANDLORD AND TENANT MUTUALLY COVENANT WITH EACH OTHER

      (1) That all rights and remedies of the Landlord under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.
      (2) It is understood and agreed by the parties hereto that notice from Landlord mailed or delivered to premises leased hereunder, shall constitute sufficient notice to the Tenant to comply with the terms of this Lease.
      (3) It is further understood and agreed that any charges against the Tenant by the Landlord for supplies, services, or for work done on the premises by order of the Tenant or otherwise, accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.
      (4) That all schedules initiated by both parties hereto and attached to this Lease shall be a part of this Lease whether or not said schedules are specifically referred to in the Lease.
      (5) That the waiver by Landlord of any covenant or covenants of this Lease shall be limited to the particular convenant and shall not operate nor be deemed to waive any future breaches of the same covenant or covenants nor of any other covenant or covenants.
      (6) In the event that any provision or part of a provision of this Lease is held invalid the other provisions and parts of provisions shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereunto executed this Lease Agreement this the day and year first above written

                                          LANDLORD:

                                          [ILLEGIBLE]
                                          --------------------------------------


                                          /s/ [ILLEGIBLE]
                                          --------------------------------------


                                          TENANT:


                                          /s/ William G. Waters
                                          --------------------------------------

                                          William G. Waters
                                          --------------------------------------
                                          Vice President Sales & Marketing

      The above lease agreement is contingent on the landlords execution by August 13, 1996

                                  RIDER NO. 101
                             TO LEASE BY AND BETWEEN
                                 THE HERTZ GROUP
                                   AS LANDLORD

                                       AND

                               DISPLAY ARTS, INC.
                                    AS TENANT


                                GUARANTY OF LEASE

      In order to induce the Landlord to execute that certain Lease Agreement (the "Lease") to which this Rider No. 101 is attached and made a part of, the undersigned, whether one or more, jointly and severally, hereby guarantees the payment and performance of, and agrees to pay and perform as a primary obligor, all liabilities, obligations, and duties (including, but not limited to, payment of Rent) imposed upon Tenant thereunder. The liability of the undersigned shall also be reduced by the amount of any security deposit actually applied by Landlord to discharge the liability of Tenant following an event of default.

      The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

      The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation, or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be affected by any termination of the Lease to the extent that Tenant thereafter continues to be liable thereunder Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such modifications, extensions, amendments, or other covenants respecting the Lease as they may deem appropriate, and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations, and duties of Tenant under the Lease, as so modified, extended, or amended.

      The liability of the undersigned hereunder shall in no way be affected by
(a) the release or discharge of Tenant in any creditor, receivership, bankruptcy, or other similar proceedings; (b) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other statute or from the decision of any court (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; or (e) any disability or other defense of Tenant.

      Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, the undersigned: (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the undersigned in compliance with the obligations of the undersigned hereunder; (b) waives any right to enforce any remedy which the undersigned now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of the undersigned hereunder; and (c) subordinates any liability or indebtedness of Tenant now or hereafter held by the undersigned to the obligations of Tenant to Landlord under the Lease.

      This Guaranty shall be binding upon the undersigned and the heirs, executors, and legal representatives of the undersigned, and shall inure to the benefit of Landlord and its successors and assigns.

      EXECUTED this 8th day of August, 1996.

                                          Guarantor: William Watters


                                          /s/ William Watters
                                          --------------------------------------
                                          Signature of Guarantor

                                          William Watters
                                          --------------------------------------
                                          Printed Name of Guarantor

                                     Memphis

                                  RIDER NO. 101
                             TO LEASE BY AND BETWEEN
                                 THE HERTZ GROUP
                                   AS LANDLORD

                                       AND

                               DISPLAY ARTS, INC.
                                    AS TENANT


                                GUARANTY OF LEASE

      In order to induce the Landlord to execute that certain Lease Agreement (the "Lease") to which this Rider No. 101 is attached and made a part of, the undersigned, whether one or more, jointly and severally, hereby guarantees the payment and performance of, and agrees to pay and perform as a primary obligor, all liabilities, obligations, and duties (including, but not limited to, payment of Rent) imposed upon Tenant thereunder. The liability of the undersigned shall also be reduced by the amount of any security deposit actually applied by Landlord to discharge the liability of Tenant following an event of default.

      The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment, and suit on the part of Landlord in the enforcement of any liability, obligation, or duty guaranteed hereby.

      The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation, or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation, or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement, or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be affected by any termination of the Lease to the extent that Tenant thereafter continues to be liable thereunder Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such modifications, extensions, amendments, or other covenants respecting the Lease as they may deem appropriate, and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations, and duties of Tenant under the Lease, as so modified, extended, or amended.

      The liability of the undersigned hereunder shall in no way be affected by
(a) the release or discharge of Tenant in any creditor, receivership, bankruptcy, or other similar proceedings; (b) the impairment, limitation, or modification of the liability of Tenant or the estate of Tenant in bankruptcy or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other statute or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; or (e) any disability or other defense of Tenant.

      Until all the covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, the undersigned: (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by the undersigned in compliance with the obligations of the undersigned hereunder; (b) waives any right to enforce any remedy which the undersigned now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of the undersigned hereunder; and (c) subordinates any liability or indebtedness of Tenant now or hereafter held by the undersigned to the obligations of Tenant to Landlord under the Lease.

      This Guaranty shall be binding upon the undersigned and the heirs, executors, and legal representatives of the undersigned, and shall inure to the benefit of Landlord and its successors and assigns.

      EXECUTED this 8th day of August, 1996.

                                          Guarantor: Donovan McNamee

                                          /s/ Donovan McNamee
                                          --------------------------------------
                                          Signature of Guarantor

                                          Donovan McNamee, Sr.
                                          --------------------------------------
                                          Printed Name of Guarantor

                                                       -------------------------
                                                              Loan Number

                              LESSORS AGREEMENT IN
                       SMALL BUSINESS ADMINISTRATION LOAN

      STATE OF TENNESSEE                      LOCATION OF PROPERTY:
      COUNTY OF Shelby                        30 South Main St.
                                              Memphis, TN 38103

            For and an consideration of First American Bank, Memphis, Tennessee, making a loan in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) to Display Arts, Inc., Nashville, Tennessee, (herein called "Lessee"), the Lessor agrees:

            1. That as of this date, Lessee Is not in default under any terms of the lease of the premises occupied by borrower.

            2. That In the event of any default under such lease, Lessor will not terminate the lease or take any action to enforce any claim with respect thereto without giving to the holder of the Note at least sixty days' prior written notice and the right to cure such default within said period; and so long as the holder of the Note has not entered in possession of the premises leased in lease for the purpose of operating the said business, it shall not be liable for rent or any other obligation of Lessee pursuant to, or in connection with said lease, and Lessee shall remain liable for all such rents and obligations.

            3. That Lessor subordinates to all liens securing the Note until payment in full of the indebtedness evidenced by the Note, every lien of Lessor on, and every right of Lessor to institute proceedings to establish any lien or claim against any or all of the property hypothecated as collateral for the Note.

            4. That Lessor has full power and authority to execute said Instrument and has title of the leased premises or such property rights therein as to make effective the vesting in Lessee of rights with respect thereto in accordance with the terms of said lease and the said instruments.

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                                   No. 5193
================================================================================

State of California

County of Los Angeles

On 8/13/96 before me, Sheila Holincheck, Notary Public
                      ----------------------------------------------------------
                         NAME, TITLE OF OFFICER - E.G. JANE DOE/"NOTARY PUBLIC"

personally appeared Kit Marchand
                    ------------------------------------------------------------
                                   NAME(S) OF SIGNER(S)

|X| personally known to me - OR - |_| proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            SHEILA HOLINCHECK             Witness my hand and official seal.
             COMM. # 1013887
[SEAL]  Notary Public - California
            LOS ANGELES COUNTY            /s/ Sheila Holincheck
       My Comm. Expires FEB 8, 1998       --------------------------------------
                                                   SIGNATURE OF NOTARY
================================================================================
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below doing so may prove invaluable to persons relying on the document

|_| INDIVIDUAL

|_| CORPORATE OFFICER(S)

    ---------------------------------
                 TITLE(S)

|_| PARTNER(S) |_| LIMITED
               |_| GENERAL

|_| ATTORNEY-IN-FACT

|_| GUARDIAN/CONSERVATOR

|X| OTHER: AUTHORIZED SIGNATURE
           --------------------------

SIGNER IS REPRESENTING
NAME OF PERSONS OR ENTITIES

JH2H
-------------------------------------

================================================================================
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT
--------------------------------------------------------------------------------
Though the data requested here is not required by law, it could prevent fradulent reattachment of this form.

TITLE OR TYPE OF DOCUMENT ______________________________________________________

NUMBER OF PAGES _______________ DATE OF DOCUMENT _______________________________

SIGNER(S) OTHER THAN THOSE NAMED ABOVE _________________________________________
================================================================================

[LOGO]                MEMPHIS LIGHT, GAS AND WATER DIVISION
                         GENERAL POWER SERVICE AGREEMENT

FORM 42033 (Rev 4/95)
PLEASE TYPE OR PRINT
================================================================================
1 NAME OF BUSINESS                                                    DATE

  Display Arts Inc                                                   12-2-96
--------------------------------------------------------------------------------
2 SERVICE ADDRESS                 ACCOUNT NUMBER            3 BUSINESS TELEPHONE

  30 S. Main St.                  0540323305                  901-579-9000
--------------------------------------------------------------------------------
4 NATURE OF BUSINESS                  5 TYPE OF OWNERSHIP        TRUSTEE |_|
                                      SOLE PROPRIETOR/PRIVATE    CORPORATION |X|
  Exhibit Display/Graphic Sales       DEBTOR IN POSSESSION |_|   PARTNERSHIP |_|
--------------------------------------------------------------------------------
6 MAILING ADDRESS IF DIFFERENT FROM SERVICE ADDRESS


--------------------------------------------------------------------------------
ACTIVE ACCOUNT RETAINED            (WATER)                  SEE REVERSE SIDE
                                                            FOR ADDITIONAL
                    32 S. Main 0540632416                   SERVICE ADDRESSES
--------------------------------------------------------------------------------
NAMES OF OWNERS OF OFFICERS         HOME ADDRESS             HOME TELEPHONE NO
                              (ADDITIONAL MAIL ADDRESS)
--------------------------------------------------------------------------------
7 PRESIDENT OR OWNER
                              8149 Farmington Blvd
William G. Watters            GTown, TN 38138                 901-759-4830
--------------------------------------------------------------------------------
SS NO

329448564
--------------------------------------------------------------------------------
8 VICE PRESIDENT


--------------------------------------------------------------------------------
SS NO


--------------------------------------------------------------------------------
9 SECRETARY/TREASURER


--------------------------------------------------------------------------------
SS NO


--------------------------------------------------------------------------------
10 TAX NUMBER             FEDERAL |_| STATE |_|        SECURITY DEPOSIT

                                                            $155.00
================================================================================

                              DEPOSIT REFUND POLICY

MLGW Appreciates customers who establish and maintain good pay records. A good pay record for thirty six consecutive months entitles you to a full return of your deposit. Your deposit is applied to your account during the 37th month of consecutive service, when the following conditions exist. You must have: 1) No delinquent cut-offs during the previous two years or the current year. 2) No balance on the current bill. 3) No returned or stopped payment checks in the current year and no more than one the previous year. 4) No balance remaining on Extended Payment Plan. 5) No extensions during the current year and no more than two extensions during the previous year. If your pay record does not meet these requirements your deposit will be held until utility services are terminated. The deposit will be applied to your final bill.

I hereby apply to the Memphis Light, Gas and Water Division for gas and/or electric and/or water service all to be rendered in accordance with the following terms and conditions

The applicant, whose signature appears below and signing in said capacity, hereinafter called the customer, hereby makes application to Memphis Light, Gas and Water Division, hereinafter called the division, for service, and agrees to accept service, and to pay for same as the bills are rendered therefore, in accordance with applicable rates, rules and regulations now or hereafter in effect. When accepted by the division as indicated by the commencement of service, this agreement, together with applicable rate schedules and rules and regulations of division now or hereafter in effect (all of which are consented to be by customer) shall constitute the sole and only contract between customer and division for the service herein applied for, unless a special written agreement is executed. Rate schedules and rules and regulations are on file at the division's office and are subject to inspection. Failure to receive a bill does not release a customer form payment obligations. The customer shall pay all collection expenses or attorney fees due to default or failure to perform the obligations incurred as set forth in this agreement. It is agreed by the customer and the division that this contract shall apply to the original address of the customer and to all future addresses of the customer until said service is requested terminated by the customer.

================================================================================
                              FOR CORPORATIONS ONLY

I, ___________________________, who serve the ______________________ corporation in the capacity of _____________________, do make oath that the facts and statements contained in the foregoing commercial contract are true to the best of any knowledge, information and belief.
================================================================================


/s/ William G. Watters  President  12-2-96    Contact Person
-------------------------------------------                 --------------------
Authorized Signature      Title     Date

                                              Address
-------------------------------------------          ---------------------------
Authorized Signature      Title     Date
 (if applicable)                              Phone Number
                                                          ----------------------

Sworn to and subscribed before me this ___________ day of ___________________, 19______.


------------------------------------------------------
Notary Public                My Commission Expires


/s/ [ILLEGIBLE]          631           12-2-96
--------------------------------------------------------------------------------
MLGW Witness Signature   Area Number   Date      Collection Department Signature
                                                 Indicates Credit Approved Date
================================================================================